Exhibit 10.27

AMENDMENT TO

TERM SHEET AND

CONSULTING AGREEMENT

This Amendment to Consulting Agreement (this “Amendment”), made this 10th day of March, 2021, is entered into by Perfect Moment Asia Ltd., a Hong Kong company (the “Company”), and Montrose Capital Partners Limited, a corporation formed under the laws of the United Kingdom with its principal place of business at 32-33 St. James’s Place, London SW1A 1NR (the “Consultant”).

WHEREAS, the Company and the Consultant entered into (a) that certain Term Sheet, dated November 24, 2020, executed as of November 25, 2020, as amended by that certain amendment, dated December 3, 2020 (as so amended, the “Term Sheet”), and (b) that certain Consulting Agreement dated December 31, 2020 (the “Consulting Agreement”) (capitalized terms used herein, and not otherwise defined, shall have the respective meanings ascribed to them in the Term Sheet or the Consulting Agreement, as the case may be); and

WHEREAS, the Company and the Consultant desire to (a) further amend the Term Sheet and (b) amend the Consulting Agreement, in each case as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Amendments to Consulting Agreement.

1.1 Clause (b) of Section 2 of the Consulting Agreement is hereby amended to replace “six (6) months from the date of this Agreement” with “March 31, 2022.”

1.2 Section 5.1 of the Consulting Agreement is hereby amended to replace “December 31, 2021” with “March 31, 2022.”

1.3 Section 5.2 of the Consulting Agreement is hereby amended (a) to replace “December 31, 2021” with “March 31, 2022” and (b) to replace “1,050,000 Consultant Shares” with “600,000 Consultant Shares.”

1.4 Section 13.1 of the Consulting Agreement is hereby amended to replace the last sentence with the following: “The Consultant shall, and shall cause any holder of the Consultant Shares, regardless of such holder’s participation in the IPO, to execute a lock- up or market standoff agreement on the terms required by the Underwriter in the IPO for a period of 90 days after the date of the IPO.”

1.5 Clause (a)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “June 30, 2021” with “March 31, 2022.”

1.6 Clause (b)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “June 30, 2021” with “March 31, 2022.”

1.7 Section 16.2 of the Consulting Agreement is hereby amended to replace “June 30, 2021” with “March 31, 2022.”

The Consulting Agreement, as hereby amended, is hereby in all respects ratified and confirmed.

2. Amendments to Term Sheet.

2.1 The third paragraph of Section 1, of the Term Sheet is hereby amended to replace “March 9, 2021” (as previously amended) with “March 31, 2022.”

2.2 The first paragraph of Section 15 of the Term Sheet is hereby amended to replace “June 30, 2021” (as previously amended) with “March 31, 2022.”

The Term Sheet, as heretofore and hereby amended, is hereby in all respects ratified and confirmed.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction.

4. Miscellaneous.

4.1 This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-mail of an executed signature page such as a .pdf signature page were an original thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

PERFECT MOMENT ASIA LTD.

By:	/s/ Max Gottschalk
	Name:	Max Gottschalk
	Title:	Chairman

CONSULTANT:

MONTROSE CAPITAL PARTNERS LIMITED

By:	/s/ Mark Tompkins
	Name:	Mark Tompkins
	Title:	CEO